Reconciliations and Financial Slides from the Safeway Investor Conference March 3, 2010 Exhibit 99.2

This presentation may contain forward-looking statements. Such statements may relate to topics such as sales, margins, earnings growth, earnings estimates, guidance, free cash flow, operating profit, operating improvements, capital spending, Lifestyle stores and other related subjects.
These statements are based on Safeway’s current plans and expectations and are subject to risks and uncertainties that could cause actual events and results to vary significantly from those implied by such statements. We ask you to refer to Safeway’s reports and filings with the SEC for a further discussion of these risks and uncertainties.
Safe Harbor Language

$ Millions
2009 2008 2007 2006 2005 2004 2003
Net (loss) income ($1,097.5) $965.3 $888.4 $870.6 $561.1 $560.2 ($169.8)
Add (subtract):
Income taxes 144.2 539.3 515.2 369.4 287.9 233.7 310.9
Interest expense 331.7 358.7 388.9 396.1 402.6 411.2 442.4
Depreciation 1,171.2 1,141.1 1,071.2 991.4 932.7 894.6 863.6
LIFO (income) expense (35.2) 34.9 13.9 1.2 (0.2) (15.2) (1.3)
Stock option expense 57.4 62.3 48.4 51.2 59.7 - -
Property impairment charges 73.7 40.3 27.1 39.2 78.9 39.4 344.9
Miscellaneous equity investment impairment charge - - - - - - 10.6
Goodwill impairment charges
1,974.2 - - - - - 729.1
Equity in (earnings) losses of unconsolidated affiliate
(8.5) 2.5 (8.7) (21.1) (15.8) (12.6) 7.1
Dividend received from unconsolidated affiliate
5.8 - 8.9 9.0 - - -
Total Adjusted EBITDA
$2,617.0 $3,144.4 $2,953.3 $2,707.0 $2,306.9 $2,111.3 $2,537.5
Adjusted EBITDA as a multiple of interest expense
7.9x 8.8x 7.6x 6.8x 5.7x 5.1x 5.7x
Reconciliation of Net (Loss) Income to Adjusted
EBITDA (Interest Coverage)

Reconciliation of Net Cash Flow from Operating Activities
to Adjusted EBITDA
$ Millions
2009 2008
2007
2006 2005 2004 2003
Net cash flow from operating activities $2,549.7 $2,250.9 $2,190.5 $2,175.0 $1,881.0 $2,226.4 $1,609.6
Add (subtract):
Income taxes 144.2 539.3 515.2 369.4 287.9 233.7 310.9
Interest expense 331.7 358.7 388.9 396.1 402.6 411.2 442.4
Amortization of deferred finance cost (4.8) (5.1) (5.3) - - - -
Excess tax benefit from exercise of
stock options 0.1 1.5 38.3 - - - -
Deferred income taxes   142.1 (171.7) (130.8) (1.1) 215.9 29.2 77.9
Net pension expense (130.2) (84.6) (72.1) (83.1) (115.6) (112.9) (130.9)
Contribution to pension plans 16.7 33.8 33.0 29.2 18.1 15.1 12.1
Accrued claims and other liabilities 32.1 (24.4) 5.8 (10.8) (44.1) (118.1) (52.7)
(Loss) gain on property retirements
and lease exit activities, net (12.7) 19.0 42.3 17.8 (13.6) (20.6) 13.4
Changes in working capital items (426.7) 225.5 (45.6) (181.4) (310.9) (538.2) 263.0
Other (25.2) 1.5 (6.9) (4.1) (14.4) (14.5) (8.2)
Total Adjusted EBITDA $2,617.0 $3,144.4 $2,953.3 $2,707.0 $2,306.9 $2,111.3 $2,537.5

Reconciliation of Gross Margin BP Change
Excluding Fuel
Basis point (decrease) increase over prior year: 2009 2008 2007 2006
Basis point change in gross margin 24 (36) (8) (11)
Fuel (59) 10 20 28
Basis point change in gross margin, excluding fuel (35) (26) 12 17

Reconciliation of Gross Margin BP Change
Excluding Fuel
2009
Basis point (decrease) increase over prior quarter: Q1 Q2 Q3 Q4
Basis point change in gross margin (7) 56 78 (14)
Fuel (79) (99) (84) (2)
Basis point change in gross margin, excluding fuel (86) (43) (6) (16)
2008
Q1 Q2 Q3 Q4
Basis point change in gross margin (50) (20) (102) 9
Fuel 38 46 55 (67)
Basis point change in gross margin, excluding fuel (12) 26 (47) (58)

Excluding Fuel and Unusual Items
2009 2008 2007 2006 2005 2004
Basis point change in operating and administrative
expense 116 (38) (29) (93) (53) (7)
Unusual items:
Texas store closures - - - 29 (29) -
Impairment charges (incl. Dominick’s)
- - - - 13 77
Vons strike
- - - - - (22)
Labor buyout and health and welfare
contributions - - - 15 (7) -
Stock option expense
- - - - (15) -
Fuel impact
(56) 11 16 13 32 39
Basis point change in operating and
administrative expense, excluding
fuel and unusual items 60 (27) (13) (36) (59) 87
Reconciliation of Operating &
Administrative Expense BP Change
Basis point (decrease) increase over prior year:

$ Millions
Reconciliation of GAAP Cash Flow
Measure to Free Cash Flow
Low High Low High Low High Low High Low High Low High
Net cash flow from operating activities 2,450 $    2,550 $    2,350 $    2,450 $    2,150 $    2,250 $    2,050 $     2,150 $     1,950 $    2,050 $     2,200 $    2,350 $
2009
Original Guidance 2014F 2010G 2011F 2012F 2013F
Low High
2,100 $    2,250 $
2009
Revised Guidance
Net cash flow used by investing activities (1,150)      (1,050)      (1,150)      (1,050)      (1,050)      (950)         (1,050)      (950)         (1,050)      (950)          (1,200)      (1,150)
Free cash flow 1,300 $    1,500 $    1,200 $    1,400 $    1,100 $    1,300 $    1,000 $     1,200 $     900 $       1,100 $     1,000 $    1,200 $
(1,000)      (950)
1,100 $    1,300 $

$ Millions
Reconciliation of GAAP Cash Flow
Measure to Free Cash Flow*
*Excludes cash flow from payables related to third-party gift cards, net of receivables.  Cash from the sale of third-party gift cards is held for a short period of time and then remitted, less
Safeway’s commission, to card partners.  Because this cash flow is temporary, it is not available for other uses and therefore is excluded from the company’s calculation of free cash flow.
Net cash flow from operating activities
Increase in payables related to third party
gift cards, net of receivables
Interest earned on favorable income tax
settlement, net of tax
Net cash flow from operating activities,
as adjusted
Net cash flow used by investing activities
Cash used to acquire businesses/stores,
net of tax benefits
Net cash flow used by investing activities,
as adjusted
Free cash flow
2009 2008 2007 2006 2005 2004 2003 2002 2001 2000
2,549 $         2,251 $         2,190 $    2,175 $    1,881 $    2,226 $    1,609 $    2,035 $    2,232 $    1,901 $
(170)              (24)                (84)           (71)           (48)           -               -               -               -               -
-                     -                     -               (63)           -               -               -               -               -               -
2,379            2,227            2,106       2,041       1,833       2,226       1,609       2,035       2,232       1,901
(889)              (1,546)           (1,686)      (1,735)      (1,314)      (1,070)      (795)         (1,396)      (2,242)      (1,481)
-                     -                     -               50            -               -               -               -               523          -
(889)              (1,546)           (1,686)      (1,685)      (1,314)      (1,070)      (795)         (1,396)      (1,719)      (1,481)
1,490 $         681 $            420 $       356 $       519 $       1,156 $    814 $       639 $       513 $       420 $

2010G 2009G
Basis point (decrease) increase over prior year
Low High Low High 2009 2008 2007 2006 2005 2004
Basis point change in operating profit margin (5) 10 (5) 10 (574) 1 21 82 (11) 167
Unusual items:
Texas store closures - - - - - - - (29) 29 -
Goodwill impairment charges - - - - 483 - - - - (204)
Impairment charges (including Dominick’s) - - - - - - - - (13) (77)
Vons strike - - - - - - - - - 63
Labor buyout and health and
welfare contributions - - - - - - - (15) 7 -
Stock option expense - - - - - - - - 15 -
Fuel impact (5) (5) 10 10 (4) - 4 15 6 1
Basis point change in operating profit margin,
excluding fuel and unusual items (10) 5 5 20 (95) 1 25 53 33 (50)
Reconciliation of Operating Profit Margin Basis Point
Change Excluding Fuel & Unusual Items

X-Fuel ID Sales 2.0% - 3.0% (1.0)% - (1.7)% (2.5)%
Operating Profit Margin 5 - 20 bps NG (95)
Improvement (X-Fuel)
Cash Capital ~ $1.2B ~ $1.0B $0.9B
Expenditures
Free Cash Flow
1
$1.0 - $1.2B $1.1 - $1.3B $1.5B
Earnings Per Share $2.34 - $2.44 $1.70 - $1.90 $1.74
2
2009 Guidance
Original
Revised
Actual
1 Excludes Blackhawk gift card payables, net of receivables
2 Adjusted to exclude goodwill impairment charge
See website for reconciliation

2010 Guidance
Earnings per Share $1.65 – $1.85
ID Sales
1
0.0% – 1.0%
Operating Profit Margin Chg
1
(10) – 5 bps
Cash Capital Expenditures $0.9 – $1.0B
Free Cash Flow
2
$0.9 – $1.1B
1 X-Fuel
2 See website for reconciliation

2010 EPS Growth Over Adjusted 2009
2009 reported earnings $(2.66)
Add goodwill impairment charge 4.40
Adjusted 2009 earnings $1.74
Remove tax benefit (0.18)
$1.56
Earnings guidance increase
$1.65 - $1.85
+6 - 19%
$0.09 - $0.29

Approaching Completion of Lifestyle Rollout

92
293
82
80
32
21
276
232
253
20
8
20
20
17
1
2003 2004 2005 2006 2007 2008 2009 2010
New
Remodels
Store
Base
20
1% 8% 26% 43% 59% 73% 79% 85%
124
314
293
273
252

85% Complete at YE 2010

15
Capital spending levels will remain below
3% of sales for six years
% Sales
3.4%
3.6%
4.2% 4.2%
3.6%
2.1%
2.4%
2.3% 2.3%
2.4% 2.4%
2.3%
'04 '05 '06 '07 '08 '09 '10F '11F '12F '13F '14F '09-
'14
$1.2 $1.4 $1.7 $1.8 $1.6 $0.9 $1.0 $1.0 $1.0 $1.1 $1.1
$ Million
11 year average = 3.0%

16
0.5
0.4
0.4
0.7
1.5
0.9 - 1.1
1.3 - 1.5
1.2 - 1.4
1.1 - 1.3
1.0 - 1.2
2005 2006 2007 2008 2009 2010F 2011F 2012F 2013F 2014F
Free Cash Flow
$ Billions
1.4 1.7 1.7 1.6 0.9 1.0 1.0 1.0 1.1 1.1
Capital Spending
See website for reconciliation
Excludes Blackhawk gift card payables, net of receivables